UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 10, 2017

Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements incorporated by reference in this Report are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, as well as post-closing management, our estimated or anticipated future results and benefits of following the transaction, including the post-transaction ownership and cash and debt balances, future opportunities for the combined company, estimates of our total addressable market, and projections of customer savings.  These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding our business and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which we operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which we operate; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of our management team; failure to realize the anticipated benefits of the transaction, including difficulty in integrating the combined businesses; uncertainty as to the long-term value of Rimini Street, Inc. (“RMNI”) common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in the Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by the Quarterly Reports on Form 10-Q and other documents of the predecessor entity and of us on file with the Securities and Exchange Commission (“SEC”) or in the joint proxy statement/prospectus filed with the SEC by us dated as of September 8, 2017 (the “Original Prospectus”), as supplemented by the supplement dated as of October 4, 2017 (the “Supplement,” and together with the Original Prospectus, the “Prospectus”). There may be additional risks that we presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this communication.

EXPLANATORY NOTE

On October 10, 2017, GP Investments Acquisition Corp., a Cayman Islands exempted company incorporated in January 2015 (“GPIA”), deregistered as an exempted company in the Cayman Islands and domesticated as a corporation incorporated under the laws of the State of Delaware upon the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”). Also on October 10, 2017, Let’s Go Acquisition Corp., a wholly-owned subsidiary of GPIA (“Let’s Go”), merged with and into Rimini Street, Inc. (“RSI”), a corporation incorporated in Nevada in September 2005, with RSI surviving the merger (the “first merger”), with the surviving corporation then merging with and into GPIA, with GPIA surviving the merger (the “second merger” and, together with the first merger, the “mergers”). Immediately after consummation of the second merger, GPIA was renamed “Rimini Street, Inc.” (“RMNI”) and as of the open of trading on October 11, 2017, the common stock, warrants and units of RMNI began trading on the NASDAQ Capital Market as “RMNI”, “RMNIW” and “RMNIU”, respectively.  This Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company”, the “Registrant”, “Rimini Street”, “RMNI”, “we”, “us” and “our” refer to the parent entity formerly named GP Investments Acquisition Corp., after giving effect to the mergers, and as renamed Rimini Street, Inc.

This Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein.  The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

ITEM 2.01          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Completion of the Business Combination

On May 16, 2017, GPIA, Let’s Go, RSI, and, solely in his capacity as the initial Holder Representative (as defined in the Merger Agreement) for the limited purposes set forth therein, the person specified as such in the Merger Agreement (the “Holder Representative”) entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), as amended by Amendment No. 1 thereto, dated June 30, 2017 (“Amendment No. 1”).

On October 10, 2017, pursuant to the Merger Agreement, and following the domestication of GPIA as a corporation incorporated in the State of Delaware on even date, Let’s Go merged with and into RSI, with RSI as the surviving corporation. The surviving corporation from the first merger subsequently merged with and into GPIA on October 10, 2017, with GPIA being the surviving corporation and renamed “Rimini Street, Inc.” immediately after consummation of the second merger. On the effective date of the domestication, each issued and outstanding ordinary share, par value $0.0001 per share, of GPIA prior to its domestication converted automatically by operation of law, on a one-for-one basis, into shares of common stock, par value $0.0001 per share (the “Company Shares”), of the Company after its domestication as a corporation incorporated in the State of Delaware, as renamed “Rimini Street, Inc.”

In connection with the consummation of the business combination, 14,286,064 Company Shares were redeemed by shareholders of GPIA, and an additional 3,600,000 Company Shares were issued in a private placement as described in Item 3.02 under “Sponsor Equity Commitment,” leaving approximately 1,411,212 public Company Shares outstanding immediately prior to the issuance of the merger consideration.

The merger consideration consisted of (i) 48,868,647 newly issued Company Shares in exchange for common shares and certain warrants of RSI, (ii) the conversion of outstanding options for the purchase of shares of common stock of RSI into an aggregate of approximately 13,260,000 newly issued options exercisable at a weighted average price per share of $2.76 for the purchase of Company Shares, and (iii) the conversion of certain outstanding warrants for the purchase of shares of common stock of RSI into an aggregate of 3,440,424 newly issued warrants for the purchase of Company Shares, exercisable at a price per share of $5.64.

The table below summarizes the transition from GPIA’s ordinary shares converted to Company Shares as a result of the domestication, along with activity that occurred in connection with the consummation of the mergers, as of the closing date, October 10, 2017:

	GPIA Ordinary		Closing Activity						Company
	Shares		Public		Common Stock Purchases				Shares
	Converted in		Share		Sponsor Equity		Other		Before
	Domestication		Redemptions		Commitment		Investments		Mergers
Public shares:
Shareholders	15,697,276	(1)	(14,286,064)	(2)	—		—		1,411,212
Non-public shares:
GPIC, Ltd. (the “Sponsor”)	4 ,252,500	(1)	—		3,600,000	(3)	—		7,852,500
GPIA independent directors	60,000	(1)	—		—		—		60,000
Citigroup and Cowen	—		—		—		388,437	(4)	388,437
Total	20,009,776		(14,286,064)		3,600,000		388,437		9,712,149

(1)	Represents the number of GPIA’s issued and outstanding ordinary shares that were converted to Company Shares upon completion of the domestication.
(2)
In connection with the transactions, the holders of GPIA’s public shares were permitted to elect to redeem their public shares for cash. Accordingly, holders of 14,286,064 ordinary shares elected redemption at a price of approximately $10.07 per share, resulting in aggregate redemption payments of approximately $143,904,000.

(3)
On the effective date, but prior to the closing, the Sponsor purchased in the aggregate 3,600,000 ordinary shares of GPIA in a private placement at an issuance price of $10.00 per share for gross proceeds of $36,000,000.

(4)	Aggregate number of Company Shares issued to Citigroup (as defined below) and Cowen (as defined below), as described under Item 3.02 below.

The table below summarizes the number of Company Shares issued after consummation of the mergers consisting of (i) the number of shares of RSI capital stock outstanding immediately before the mergers along with the impact of the exchange ratio that resulted in the issuance of 0.239412772 Company Shares for every one share of RSI capital stock, and (ii) the number of  Company Shares outstanding after the domestication but before consummation of the mergers, as of the closing date, October 10, 2017:

						Conversion to
		RSI Capital Stock				RMNI
Type	Series/ Class	Outstanding		Warrant		Company Shares
Preferred	A	5,499,900	(1)	—		—
Preferred	B	38,545,560	(1)	—		—
Preferred	C	56,441,036	(1)	—		—
Common	A	529,329	(1)	177,751	(2)	—
Common	B	102,925,500	(1)	—		—
Total		203,941,325		177,751		48,868,647	(3),(4)
Company Shares immediately after Delaware domestication						9,712,149	(5)
Total Company Shares outstanding upon consummation of mergers						58,580,796

(1)	Represents the number of shares of RSI capital stock issued and outstanding immediately prior to consummation of the mergers.
(2)
In connection with the mergers, Adams Street Partners and its affiliates agreed to exercise on a cashless basis their warrants for 344,828 shares of RSI’s Class A common stock at an exercise price of $1.16 per share immediately prior to consummation of the mergers. This cashless exercise resulted in the issuance of 177,751 shares of RSI’s Class A common stock.

(3)	Conversion to Company Shares is based on the exchange ratio that resulted in the issuance of 0.239412772 Company Shares for every one share of RSI capital stock.
(4)	The total number of Company Shares issued was net of fractional shares (in an amount equal to 67 Company Shares in the aggregate) resulting from the application of the exchange ratio.
(5)	Based on the number of Company Shares outstanding after domestication as a Delaware Corporation but immediately prior to consummation of the mergers.

Upon consummation of the mergers, the former stockholders of RSI owned approximately 84% of the issued and outstanding Company Shares. This percentage excludes the impact of outstanding stock options and warrants.

The Merger Agreement contains representations and warranties of the parties thereto, certain of which are limited by materiality and material adverse effect. The parties have also each agreed to certain covenants contained in the Merger Agreement. The representations, warranties and covenants of the parties contained in the Merger Agreement shall survive the consummation of the business combination and shall continue in full force and effect for one year following consummation of the business combination, provided that any covenant that, by its terms, provides for performance following the consummation of the business combination shall survive until such covenant is performed. Holders of GPIA ordinary shares prior to the first merger and holders of shares of RSI common stock prior to the first merger are entitled to certain indemnification rights that survive the consummation of the business combination. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Report.

For more information about the mergers, including the Merger Agreement and merger consideration, and certain agreements relating to the mergers, including that certain lock-up letter dated as of May 16, 2017 and that certain equity commitment letter dated as of even date, see the section titled “GPIA Business Combination Proposal” in the Original Prospectus and the section titled “Update to Background of the Business Combination” in the Supplement. Further, on October 3, 2017, RSI entered into a Sixth Amendment (the “Sixth Amendment”) to the financing agreement among RSI, certain lenders listed therein, Cortland Capital Market Services LLC as administrative agent and collateral agent, and CB Agent Services LLC as origination agent for the lenders, and the other parties named therein, dated as of June 24, 2016 (the “Credit Facility”). For more information about the Sixth Amendment, see the section titled “Sixth Amendment to the Credit Facility” in the Supplement. A copy of the Sixth Amendment is filed as Exhibit 2.2 to this Report.

The Company intends to enter into an agreement with RMNI shareholders who are affiliates of Adams Street Partners and GPIC, Ltd. to grant such holders rights of first refusal to purchase their pro rata portion of any new securities that may be issued by the Company for a term of five years.  One of our directors, Robin Murray, is affiliated with Adams Street Partners, and two of our directors, Antonio Bonchristiano and Andrew Fleiss, are affiliated with GPIC, Ltd.

There will be no accounting effect or change in the carrying amount of the consolidated assets and liabilities of RMNI as a result of the domestication. The mergers will be accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, GPIA is the legal acquirer and RSI is the accounting acquirer and predecessor whereby RMNI’s historical financial statements will reflect the financial position, results of operations and cash flows of RSI, and the net cash proceeds obtained from GPIA in the mergers will be reflected as a capital infusion. Furthermore, the historical capitalization of RSI immediately before the mergers will be adjusted based on the exchange ratio of 0.239412772 Company Shares for every one share of RSI capital stock.

The Original Prospectus and the Supplement included a pro forma presentation consisting of the unaudited pro forma condensed combined financial statements as of June 30, 2017, for the fiscal year ended December 31, 2016, and for the six months ended June 30, 2017.  In the pro forma presentation, “Scenario No. 2” in the Original Prospectus as supplemented by the impact of the Sixth Amendment as presented in the Supplement reflect the pro forma financial statements that should be referred to for this filing; the scenario presented in the Original Prospectus as “Scenario No. 1” should be disregarded.

Description of Rimini Street

Given that GPIA was a shell company and based on the accounting for the merger as a reverse recapitalization of RSI as discussed above, this Form 8-K presents various information about RMNI that would be required if RMNI were filing a general form for registration of securities on Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, we have provided the information that would be included on Form 10 by incorporating by reference the information contained in the Prospectus, including the following sections as listed below.

The business of the Company is described in the Original Prospectus in the section titled “Information About Rimini Street”.

The risk factors related to our business operations are described in the Original Prospectus in the section titled “Risk Factors” and in the Supplement in the section titled “Update to Risk Factors,” which are incorporated herein by reference.

Our financial information is provided in the disclosure contained in the Original Prospectus in the sections titled “Selected Historical Financial Information of Rimini Street,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rimini Street,” which is incorporated herein by reference, in addition to Item 9.01 below.

Our properties are described in the disclosure in the section titled “Information about Rimini Street—Facilities” in the Original Prospectus, which is incorporated herein by reference.

The disclosure in the section titled “Beneficial Ownership of Securities” in the Original Prospectus is incorporated herein by reference.

Our directors and executive officers are described in the section titled “Management of RMNI Following the Business Combination” in the Original Prospectus, which is incorporated herein by reference.

The disclosure set forth in the sections titled “Executive Compensation in Relation to Rimini Street” and “Director Compensation of Rimini Street Directors” in the Original Prospectus is incorporated herein by reference.

The disclosure set forth in the sections titled “Certain Relationships and Related Person Transactions” and “Management of RMNI Following the Business Combination” in the Original Prospectus is incorporated herein by reference.

The disclosure set forth in the section titled “Information About Rimini Street—Legal Proceedings” in the Original Prospectus is incorporated herein by reference.

As of the open of trading on October 11, 2017, the common stock, warrants and units of RMNI began trading on the NASDAQ Capital Market as “RMNI”, “RMNIW” and “RMNIU”, respectively. The Company has not paid any cash dividends on its common stock to date. The payment of any cash dividends will be dependent upon the revenue, earnings and financial condition of RMNI from time to time. The payment of any dividends will be within the discretion of the board of directors of RMNI. It is presently expected that RMNI will retain all earnings for use in the business operations of RMNI and, accordingly, it is not expected that the board of directors of RMNI will declare any dividends in the foreseeable future. The ability of RMNI to declare dividends is limited by restrictive covenants in the Credit Facility and may be limited by the terms of any other financing and other agreements entered into by RMNI or its subsidiaries from time to time.  The disclosure set forth in the section titled “Market Price and Dividend Information” in the Original Prospectus is incorporated herein by reference.

Limitation on Liability and Indemnification Matters in Relation to Rimini Street

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law.  Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•              any breach of their duty of loyalty to our company or our stockholders;

•              any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•              unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•              any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission, or claim that occurred or arose prior to that amendment or repeal.  If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our amended and restated bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our directors or officers, or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise.  Our amended and restated bylaws provide that we may indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents, or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise.  Our amended and restated bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.

Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL.  These indemnification agreements require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service.  These indemnification agreements also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit, or proceeding.  We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation, amended and restated bylaws and in indemnification agreements that we have entered into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties.  They may also reduce the likelihood of derivative litigation against our directors and executive officers, even though an action, if successful, might benefit us and other stockholders.  Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions.  At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

A copy of the form of indemnification agreement is filed as Exhibit 10.1 to this Report.

ITEM 3.02          UNREGISTERED SALES OF EQUITY SECURITIES

Origination Agent Warrants

The disclosure set forth in Item 2.01 above and in the section titled “GPIA Business Combination Proposal—Related Agreements—Warrant Consent and Conversion Agreement” in the Original Prospectus is incorporated herein by reference.  As part of the consideration for the mergers, those certain outstanding warrants for the purchase of shares of common stock of RSI were converted into an aggregate of 3,440,424 newly issued warrants for the purchase of Company Shares.  A copy of the Warrant Consent and Conversion Agreement is filed as Exhibit 10.2 to this Report.

Sponsor Equity Commitment

The disclosure set forth in the section titled “GPIA Business Combination Approval—Related Agreements—Equity Commitment” in the Original Prospectus is incorporated herein by reference.  As disclosed in the Original Prospectus, pursuant to the Merger Agreement, the consummation of the first merger was conditioned upon, among other things, (i) there being a minimum of $50,000,000 of cash available to GPIA (including the cash in GPIA’s trust account and any cash provided by the Sponsor pursuant to its equity commitment) and (ii) there being a minimum amount of immediately available cash in the trust account of not less than $5,000,001 after giving effect to the redemption of GPIA public shares that holders of GPIA public shares validly elected to redeem in connection with the business combination.  Pursuant to the equity commitment letter entered into between GPIA and the Sponsor dated May 16, 2017 (the “Equity Commitment Letter”), the Sponsor would (in certain circumstances) provide backstop equity financing by means of purchasing newly issued GPIA ordinary shares based on a per share issue price of $10.00 in an aggregate amount of up to $35,000,000. Upon the effective date, the non-Sponsor available cash after giving effect to the GPIA ordinary share redemptions discussed in Item 2.01 was less than $15,000,000.  On the effective date, but prior to the closing, the Sponsor purchased in the aggregate 3,600,000 ordinary shares of GPIA in a private placement at an issuance price of $10.00 per share for gross proceeds of $36,000,000. Such Sponsor purchases resulted in the available cash required for consummation of the mergers exceeding $15,000,000, and the total amount purchased exceeded the Sponsor’s maximum equity commitment of $35,000,000, and was in satisfaction of any obligations, under the Equity Commitment Letter.

A copy of the Equity Commitment Letter is filed as Exhibit 10.3 to this Report.

Issuance of Shares to Citigroup and Cowen

As disclosed in the Supplement, upon consummation of the business combination, Citigroup Global Markets Inc. (“Citigroup”) and Cowen and Company, LLC (“Cowen”) were entitled to the payment of certain commissions and fees. In connection with the consummation of the business combination, each of Citigroup and Cowen received a portion of their respective commissions and fees in the form of Company Shares (based upon a price of $10.00 per share). As a result, RMNI issued an aggregate of 388,437 Company Shares to Citigroup and Cowen.  See the Supplement for further information.

Exemptions

The Company issued all of the foregoing securities pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act, as transactions not requiring registration under Section 5 of the Securities Act.

ITEM 3.03          MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

The disclosure set forth in the sections titled “Comparison of Corporate Governance and Shareholder Rights” and “Description of RMNI Securities” in the Original Prospectus is incorporated herein by reference.

ITEM 5.01          CHANGES IN CONTROL OF REGISTRANT

The disclosure regarding change of control of the Company in connection with the mergers set forth in Item 2.01 above is incorporated herein by reference.

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company and compensatory arrangements of certain officers in connection with the mergers set forth in Item 2.01 above, and the disclosure set forth in the sections titled “Executive Compensation in Relation to GPIA”, “Executive Compensation in Relation to Rimini Street” and “Director Compensation of Rimini Street Directors” in the Original Prospectus is incorporated herein by reference.

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosure contained in Item 3.03 above is incorporated herein by reference. A copy of the amended and restated certificate of incorporation of RMNI is filed as Exhibit 3.1 to this Report and a copy of the amended and restated bylaws of RMNI is filed as Exhibit 3.2 to this Report.

ITEM 5.06          CHANGE IN SHELL COMPANY STATUS

Prior to the mergers, GPIA was a “shell company” (as such term is defined in Rule 12b‑2 under the Exchange Act).  As a result of the mergers, we have ceased to be a shell company.  The disclosure set forth in Item 2.01 above is incorporated herein by reference and reference is also made to the section titled “GPIA Business Combination Proposal” in the Original Prospectus and the section titled “Update to Background of the Business Combination” in the Supplement.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial statements of business acquired.

The financial statements of GPIA as of December 31, 2016 and 2015 and for the year ended December 31, 2016 and for the period from January 28, 2015 (inception) through December 31, 2015, and the condensed financial statements of GPIA as of June 30, 2017 and December 31, 2016, and for the six months ended June 30, 2017 and 2016 are incorporated by reference to the financial statements in the Original Prospectus on pages F-2 through F-31.

The consolidated financial statements of RSI as of December 31, 2015 and 2016, and for the years ended December 31, 2014, 2015 and 2016, and the unaudited condensed consolidated financial statements as of December 31, 2016 and June 30, 2017, and for the six months ended June 30, 2016 and 2017 are incorporated by reference to the financial statements in the Original Prospectus on pages F-32 through F-87.

 (b)          Pro forma financial information.

The unaudited pro forma condensed combined financial statements as of June 30, 2017, and for the fiscal year ended December 31, 2016 and for the six months ended June 30, 2017 are incorporated by reference to the section titled “Unaudited Pro Forma Condensed Combined Financial Information” in the Prospectus on pages 179 through 196, and to the section titled “Unaudited Condensed Consolidated Pro Forma Financial Information” in the Supplement on pages 9 and 10.  The Original Prospectus and the Supplement included a pro forma presentation consisting of the unaudited pro forma condensed combined financial statements as of June 30, 2017, for the fiscal year ended December 31, 2016 and for the six months ended June 30, 2017.  In the pro forma presentation, “Scenario No. 2” in the Original Prospectus as supplemented by the impact of the Sixth Amendment as presented in the Supplement reflect the pro forma financial statements that should be referred to for this filing; the scenario presented in the Original Prospectus as “Scenario No. 1” should be disregarded.

(c)          Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b).

(d)          Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Report, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements.  The agreements may contain representations and warranties by each of the parties to the applicable agreement.  These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.  Additional information about the Company may be found elsewhere in this Report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Exhibit Title
2.1(1)	Agreement and Plan of Merger, dated as of May 16, 2017 and Amendment No. 1 thereto, dated as of June 30, 2017.
2.2(2)
Sixth Amendment to the financing agreement among RSI, certain lenders listed therein, Cortland Capital Market Services LLC as administrative agent and collateral agent, and CB Agent Services LLC as origination agent for the lenders, and the other parties named therein, dated as of June 24, 2016.

3.1	Amended and Restated Certificate of Incorporation of Rimini Street, Inc., filed on October 10, 2017.
3.2	Amended and Restated Bylaws of Rimini Street, Inc.
4.1(3)	Form of Common Stock Certificate.
10.1	Form of Indemnification Agreement between RMNI and its directors and officers.
10.2(4)	Warrant Consent and Conversion Agreement, among GPIA, RSI and the Origination Agent, dated May 16, 2017.
10.3(5)	Equity Commitment Letter, between GPIA and the Sponsor, dated May 16, 2017.

(1)	Incorporated by reference to Annex A and Annex B to the Original Prospectus, respectively.
(2)	Incorporated by reference to Exhibit 99.1 to GPIA’s Current Report on Form 8-K filed on October 4, 2017.
(3)	Incorporated by reference to Exhibit 4.5 of the Original Prospectus.
(4)	Incorporated by reference to Exhibit 4.8 of the Original Prospectus.
(5)	Incorporated by reference to Exhibit 10.51 of the Original Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: October 16, 2017	By:	/s/ Seth A. Ravin
	Name:	Seth A. Ravin
	Title:	Chief Executive Officer